Exhibit 10.5

ASSET REPRESENTATIONS REVIEW AGREEMENT

among

HONDA AUTO RECEIVABLES 2024-1 OWNER TRUST,
as Issuer,

AMERICAN HONDA FINANCE CORPORATION,
as Sponsor and Servicer

and

CLAYTON FIXED INCOME SERVICES LLC,

as Asset Representations Reviewer

Dated as of February 21, 2024

Table of Contents

i

Table of Contents

(continued)

ii

ASSET REPRESENTATIONS REVIEW AGREEMENT, dated as of February 21, 2024 (this “Agreement”), among HONDA AUTO RECEIVABLES 2024-1 OWNER TRUST, a Delaware statutory trust, as Issuer (the “Issuer”), AMERICAN HONDA FINANCE CORPORATION, a California Corporation (“AHFC”), as Sponsor and Servicer, and CLAYTON FIXED INCOME SERVICES LLC, a Delaware limited liability company, as Asset Representations Reviewer (the “Asset Representations Reviewer”).

BACKGROUND

WHEREAS, in the regular course of its business, AHFC acquires certain motor vehicle retail installment sale contracts secured by new and used automobiles (including light-duty trucks) from motor vehicle dealers.

WHEREAS, in connection with a securitization transaction sponsored by AHFC, AHFC sold a pool of Receivables consisting of retail installment sales contracts and installment loan contracts and/or the rights to payments evidenced thereby to American Honda Receivables, LLC (the “Depositor”), who sold them to the Issuer.

WHEREAS, the Issuer has granted a security interest in the pool of Receivables to the Indenture Trustee, for the benefit of the Holders of Notes, as security for the Notes issued by the Issuer under the Indenture.

WHEREAS, the Issuer desires to engage the Asset Representations Reviewer to perform reviews of certain Receivables for compliance with the representations and warranties made by AHFC about the Receivables in the pool.

NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and conditions contained herein, the parties hereto agree as follows.

Article I
USAGE AND DEFINITIONS

Section 1.1.         Usage and Definitions. (a)  Except as otherwise specified herein or if the context may otherwise require, capitalized terms not defined in this Agreement shall have the respective meanings assigned such terms set forth in Appendix A to the Sale and Servicing Agreement, dated as of the date hereof (the “Sale and Servicing Agreement”), by and among the Depositor, as seller, AHFC, as servicer, RPA seller and sponsor, and Honda Auto Receivables 2024-1 Owner Trust, as issuer.

(b)            With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments, amendments and restatements, and supplements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; references to laws include their amendments and supplements, the rules and regulations thereunder and any successors thereto; the term “including” means “including without limitation;” and the term “or” is not exclusive.

Section 1.2.         Additional Definitions. The following terms have the meanings given below:

“Asset Review” means the performance by the Asset Representations Reviewer of the testing procedures for each Test and each Subject Receivable according to Section 3.4.

“Confidential Information” has the meaning stated in Section 4.9(b).

“Information Recipients” has the meaning stated in Section 4.9(a).

“Issuer PII” has the meaning stated in Section 4.10(a).

“Personally Identifiable Information” or “PII” has the meaning stated in Section 4.10(a).

“Review Fee” has the meaning stated in Section 4.3(b).

“Review Materials” means, for an Asset Review and a Subject Receivable, the documents and other materials for each Test listed under “Review Materials” in Schedule A.

“Review Report” means, for an Asset Review, the report of the Asset Representations Reviewer prepared according to Section 3.5.

“Test” has the meaning stated in Section 3.4(a).

“Test Complete” has the meaning stated in Section 3.4(c).

“Test Fail” has the meaning stated in Section 3.4(a).

“Test Incomplete” has the meaning stated in Section 3.4(a).

“Test Pass” has the meaning stated in Section 3.4(a).

Article II
ENGAGEMENT OF ASSET REPRESENTATIONS REVIEWER

Section 2.1.         Engagement; Acceptance. The Issuer engages Clayton Fixed Income Services LLC to act as the Asset Representations Reviewer for the Issuer. Clayton Fixed Income Services LLC accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms in this Agreement.

Section 2.2.         Confirmation of Scope. The parties confirm that the Asset Representations Reviewer is not responsible for determining whether noncompliance with the representations or warranties constitutes a breach of the Basic Documents.

Article III
ASSET REPRESENTATIONS REVIEW PROCESS

Section 3.1.         Review Notices. On receipt of a review notice from the Indenture Trustee in accordance with Section 7.05 of the Indenture, the Asset Representations Reviewer will start an Asset Review. The Asset Representations Reviewer will have no obligation to start an Asset Review until a review notice is received.

Section 3.2.         Identification of Subject Receivables. Within ten (10) Business Days after receipt of a review notice, the Servicer will deliver to the Asset Representations Reviewer a list of the Subject Receivables.

Section 3.3.         Review Materials.

(a)            Access to Review Materials. The Servicer will give the Asset Representations Reviewer access to the Review Materials for all of the Subject Receivables within sixty (60) calendar days after receipt of the review notice in one or more of the following ways in the Servicer’s reasonable discretion: (i) by electronic posting of Review Materials to a password-protected website to which the Asset Representations Reviewer has access, (ii) by providing originals or photocopies of documents relating to the Subject Receivables at one of the properties of the Servicer or (iii) in another manner agreed by the Servicer and the Asset Representations Reviewer. The Servicer may redact or remove PII from the Review Materials so long as all information in the Review Materials necessary for the Asset Representations Reviewer to complete the Asset Review remains intact and unchanged.

(b)            Missing or Insufficient Review Materials. The Asset Representations Reviewer will review the Review Materials to determine if any Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test. If the Asset Representations Reviewer reasonably determines that any of the Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test, the Asset Representations Reviewer will notify the Servicer promptly, and in any event no less than twenty (20) calendar days before completing the Review, and the Servicer will use reasonable efforts to provide the Asset Representations Reviewer access to such missing Review Materials or other documents or information to correct the insufficiency within fifteen (15) calendar days. If the missing or insufficient Review Materials have not been provided by the Servicer within sixty (60) calendar days, the parties agree that the Subject Receivable will have a Test Incomplete for the related Test(s) and the Review Report will indicate the reason for the Test Incomplete.

Section 3.4.         Performance of Reviews.

(a)            Test Procedures. For an Asset Review, the Asset Representations Reviewer will perform for each Subject Receivable the procedures listed under “Tests” in Schedule A for each representation and warranty (each, a “Test”), using the Review Materials listed for each such Test in Schedule A. For each Test and Subject Receivable, the Asset Representations Reviewer will determine in its reasonable judgment if the Test has been satisfied (a “Test Pass”), or if the Test has not been satisfied (a “Test Fail”), or if the Test could not be concluded as a result of missing or incomplete Review Materials (a “Test Incomplete”). The Asset Representations Reviewer will use such determination for all Subject Receivables that are subject to the same Test.

(b)            Review Period. The Asset Representations Reviewer will complete the Review of all of the Subject Receivables within sixty (60) calendar days after receiving access to the Review Materials under Section 3.3(a). However, if missing or additional Review Materials are provided to the Asset Representations Reviewer under Section 3.3(b), the review period will be extended for an additional thirty (30) calendar days.

(c)            Completion of Review for Certain Subject Receivables. Following the delivery of the list of the Subject Receivables and before the delivery of the Review Report by the Asset Representations Reviewer, the Servicer may notify the Asset Representations Reviewer if a Subject Receivable is paid in full by the Obligor or purchased from the Issuer by the Sponsor, the Depositor or the Servicer according to the applicable Basic Document. On receipt of notice, the Asset Representations Reviewer will immediately terminate all Tests of such Receivables and the Review of such Receivables will be considered complete (a “Test Complete”). In this case, the Review Report will indicate a Test Complete for the Receivables and the related reason.

(d)            Previously Reviewed Receivable: Duplicative Tests. If any Subject Receivable was included in a prior Asset Review, the Asset Representations Reviewer will not perform the same Tests on it, but will include the results of the previous Tests in the Review Report for the current Asset Review.

(e)            Duplicative Tests. If the same Test is required for more than one representation or warranty listed on Schedule A, the Asset Representations Reviewer will only perform the Test once for each Review Receivable but will report the results of the Test for each applicable representation or warranty on the Review Report.

(f)             Termination of Review. If an Asset Review is in process and the Notes will be paid in full on the next Distribution Date, the Servicer will notify the Asset Representations Reviewer and the Indenture Trustee no less than ten (10) calendar days before that Distribution Date. On receipt of notice, the Asset Representations Reviewer will terminate the Asset Review immediately and will have no obligation to deliver a Review Report.

Section 3.5.         Review Reports. (a)  Within ten (10) calendar days after the end of the Asset Review period under Section 3.4(b), the Asset Representations Reviewer will deliver to the Issuer, the Sponsor, the Servicer and the Indenture Trustee a Review Report indicating for each Subject Receivable whether there was a Test Pass or a Test Fail for each Test, or whether the Subject Receivable was a Test Complete and the related reason. The Review Report will contain a summary of the findings and conclusions of the Asset Representations Reviewer with respect to the Asset Review to be included in the Issuer’s Form 10-D report for the Collection Period in which the Review Report is received. The Asset Representations Reviewer will ensure that the Review Report does not contain any Issuer PII. On the reasonable request of the Servicer or the Indenture Trustee, acting solely on behalf of the Noteholders, the Asset Representations Reviewer will provide additional details on the Test results.

(b)            Questions About Review. The Asset Representations Reviewer will make appropriate personnel available to respond in writing to written questions or requests for clarification of any Review Report from the Servicer or the Indenture Trustee, acting solely on behalf of the Noteholders, until the earlier of (i) payment in full of the Notes and (ii) one year after the delivery of the Review Report. The Asset Representations Reviewer will have no obligation to respond to questions or requests for clarification from Noteholders or any Person other than the Servicer or the Indenture Trustee, acting solely on behalf of the Noteholders, and will direct such Persons to submit written requests to the Servicer.

Section 3.6.         Limitations on Review Obligations.

(a)            Review Process Limitations. The Asset Representations Reviewer will have no obligation:

(i)          to determine whether a Delinquency Trigger has occurred or whether the required percentage of Noteholders has voted to direct an Asset Review under the Indenture, and may rely on the information in any review notice delivered by the Indenture Trustee;

(ii)         to determine which Receivables are subject to an Asset Review, and may rely on the lists of Subject Receivables provided by the Servicer;

(iii)        to obtain or confirm the validity of the Review Materials and no liability for any errors in the Review Materials and may rely on the accuracy and completeness of the Review Materials;

(iv)        to obtain missing or insufficient Review Materials from any party or any other source; or

(v)         to take any action or cause any other party to take any action under any of the Basic Documents or otherwise to enforce any remedies against any Person for breaches of representations or warranties about the Subject Receivables.

Article IV
ASSET REPRESENTATIONS REVIEWER

Section 4.1.         Representations and Warranties. The Asset Representations Reviewer represents and warrants to the Issuer as of the Closing Date:

(a)            Organization and Qualification. The Asset Representations Reviewer is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware. The Asset Representations Reviewer is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(b)            Power, Authority and Enforceability. The Asset Representations Reviewer has the power and authority to execute, deliver and perform its obligations under this Agreement. The Asset Representations Reviewer has authorized the execution, delivery and performance of this Agreement. This Agreement is the legal, valid and binding obligation of the Asset Representations Reviewer enforceable against the Asset Representations Reviewer, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c)            No Conflicts and No Violation. The completion of the transactions contemplated by this Agreement and the performance of the Asset Representations Reviewer’s obligations under this Agreement will not (A) conflict with, or be a breach or default under, any indenture, loan agreement, guarantee or other agreement or instrument under which the Asset Representations Reviewer is a debtor or guarantor, (B) result in the creation or imposition of any Lien on any of the properties or assets of the Asset Representations Reviewer under the terms of any indenture, loan agreement, guarantee or other agreement or instrument, (C) violate the organizational documents of the Asset Representations Reviewer or (D) violate any law or any order, rule or regulation of a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer or its properties that applies to the Asset Representations Reviewer, which, in each case, would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(d)            No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Asset Representations Reviewer, threatened in writing before a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer or its properties (A) asserting the invalidity of this Agreement, (B) seeking to prevent the completion of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under, or the validity or enforceability of, this Agreement.

(e)            Eligibility. The Asset Representations Reviewer meets the eligibility requirements in Section 5.1 and will notify the Issuer and the Servicer promptly if it no longer meets, or reasonably expects that it will no longer meet, the eligibility requirements in Section 5.1.

Section 4.2.         Covenants. The Asset Representations Reviewer covenants and agrees that:

(a)            Eligibility. It will notify the Issuer and the Servicer promptly if it no longer meets the eligibility requirements in Section 5.1.

(b)            Review Systems; Personnel. It will maintain business process management and/or other systems necessary to ensure that it can perform each Test and, on execution of this Agreement, will load each Test into these systems. The Asset Representations Reviewer will ensure that these systems allow for each Subject Receivable and the related Review Materials to be individually tracked and stored as contemplated by this Agreement. The Asset Representations Reviewer will maintain adequate staff that is properly trained to conduct Asset Reviews as required by this Agreement.

(c)            Maintenance of Review Materials. It will maintain copies of any Review Materials, Review Reports and other documents relating to an Asset Review, including internal correspondence and work papers, for a period of two years after the termination of this Agreement or repayment of the Notes in full, whichever comes first.

Section 4.3.         Fees, Expenses and Indemnities.

(a)            Annual Fee. The Sponsor will pay the Asset Representations Reviewer, as compensation for agreeing to act as the Asset Representations Reviewer under this Agreement, an annual fee equal to $5,000. The annual fee will be paid as agreed in Section 4.3(d) by the Sponsor until this Agreement is terminated; provided, that in the year in which all Notes are paid in full, the annual fee shall be reduced pro rata by an amount equal to the days of the year in which the Notes are no longer outstanding.

(b)            Review Fee. Following the completion of an Asset Review and the delivery to the Indenture Trustee, the Sponsor and the Servicer of the Review Report, or the termination of an Asset Review according to Section 3.4(e), and the delivery to the Sponsor of a detailed invoice, the Asset Representations Reviewer will be entitled to a fee of up to $250 for each Account containing a Subject Receivable (the “Review Fee”). However, no Review Fee will be charged for any Tests that were performed in a prior Asset Representations Review or for any Asset Representations Review in which no Tests were completed prior to the Asset Representations Reviewer being notified of a termination of the Asset Representations Review in accordance with Section 3.4(e). The Sponsor will pay the Review Fee to the Asset Representations Reviewer in accordance with the terms of Section 4.3(d) of this Agreement. If an Asset Review is terminated according to Section 3.4(e), the Asset Representations Reviewer must submit its invoice for the Review Fee for the terminated Asset Review no later than five Business Days before the final Payment Date to be reimbursed no later than the final Payment Date.

(c)            Reimbursement of Travel Expenses. If the Servicer provides access to the Review Materials at one of its properties, the Sponsor will reimburse the Asset Representations Reviewer for its reasonable travel expenses incurred in connection with the Asset Review upon receipt of a detailed invoice.

(d)            Payment of Fees and Indemnities. The Asset Representations Reviewer shall submit reasonably detailed invoices to the Sponsor for any amounts owed to it under this Agreement. To the extent not paid by the Sponsor within sixty (60) calendar days following the receipt of a detailed invoice, the fees provided for in this Section 4.3 and the indemnities provided for in Section 4.6(a) shall be paid by the Issuer pursuant to Section 4.06(c) of the Sale and Servicing Agreement; provided, that prior to any such payment pursuant to the Sale and Servicing Agreement, the Asset Representations Reviewer shall notify the Sponsor in writing that such payments have been outstanding for at least sixty (60) calendar days. For the avoidance of doubt, to the extent that such owed amounts are not paid in full by the Sponsor or any other party, upon receipt of a detailed invoice, the Asset Representations Reviewer shall be entitled to payment by the Sponsor of incurred but otherwise unpaid amounts.

Section 4.4.         Limitation on Liability. The Asset Representations Reviewer will not be liable to any Person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment. However, the Asset Representations Reviewer will be liable for its willful misconduct, bad faith, breach of this Agreement or negligence in performing its obligations under this Agreement. In no event will the Asset Representations Reviewer be liable for special, indirect or consequential losses or damages (including lost profit), even if the Asset Representations Reviewer has been advised of the likelihood of the loss or damage and regardless of the form of action.

Section 4.5.         Indemnification by Asset Representations Reviewer. The Asset Representations Reviewer will indemnify each of the Issuer, the Depositor, the Servicer, the Sponsor, the Owner Trustee and the Indenture Trustee (each, an “Indemnified Party”) and their respective directors, officers, employees and agents for all costs, expenses, losses, damages and liabilities (including any reasonable legal fees and expenses incurred by an Indemnified Party in connection with the enforcement of any indemnification or other obligation of the Asset Representations Reviewer) resulting from (a) the willful misconduct, bad faith or negligence of the Asset Representations Reviewer in performing its obligations under this Agreement, (b) the Asset Representations Reviewer’s failure to comply with the requirements of applicable federal, state or local laws and regulations in the performance of its duties hereunder or (c) the Asset Representations Reviewer’s breach of any of its representations, warranties, covenants or other obligations in this Agreement. The Asset Representations Reviewer’s obligations under this Section 4.5 will survive the termination of this Agreement, the termination of the Issuer and the permitted resignation or removal of the Asset Representations Reviewer.

Section 4.6.         Indemnification of Asset Representations Reviewer.

(a)             Indemnification. The Sponsor will indemnify the Asset Representations Reviewer and its officers, directors, employees and agents (each, an “Indemnified Person”), for all costs, expenses, losses, damages and liabilities resulting from the performance of the Asset Representations Reviewer’s obligations under this Agreement (including the costs and expenses of defending itself against any loss, damage or liability), but excluding any cost, expense, loss, damage or liability resulting from (i) the Asset Representations Reviewer’s willful misconduct, bad faith or negligence, (ii) the Asset Representations Reviewer’s failure to comply with the requirements of applicable federal, state and local laws and regulations in the performance of its duties hereunder or (iii) the Asset Representations Reviewer’s breach of any of its representations, warranties, covenants or other obligations in this Agreement.

(b)            Proceedings. Promptly on receipt by an Indemnified Person of notice of a Proceeding against it, the Indemnified Person will, if a claim is to be made under Section 4.6(a), notify the Sponsor of the Proceeding. The Sponsor may participate in and assume the defense and settlement of a Proceeding at its expense. If the Sponsor notifies the Indemnified Person of its intention to assume the defense of the Proceeding with counsel reasonably satisfactory to the Indemnified Person, and the Sponsor will not be liable for legal expenses of counsel to the Indemnified Person unless there is a conflict between the interests of the Sponsor, and an Indemnified Person. If there is a conflict, the Sponsor will pay for the reasonable fees and expenses of separate counsel to the Indemnified Person. No settlement of a Proceeding may be made without the approval of the Sponsor and the Indemnified Person, which approval will not be unreasonably withheld.

(c)            Survival of Obligations. The Issuer’s obligations under this Section 4.6 will survive the permitted resignation or removal of the Asset Representations Reviewer and the termination of this Agreement.

(d)            Repayment. If the Sponsor makes any payment under this Section 4.6 and the Indemnified Person later collects any of the amounts for which the payments were made to it from others, the Indemnified Person will promptly repay the amounts to the Sponsor.

Section 4.7.         Inspections of Asset Representations Reviewer. The Asset Representations Reviewer agrees that, with reasonable prior notice not more than once during any year, it will permit authorized representatives of the Issuer, the Servicer or the Sponsor, during the Asset Representations Reviewer’s normal business hours, to examine and review the books of account, records, reports and other documents and materials of the Asset Representations Reviewer relating to (a) the performance of the Asset Representations Reviewer’s obligations under this Agreement, (b) payments of fees and expenses of the Asset Representations Reviewer for its performance and (c) a claim made by the Asset Representations Reviewer under this Agreement. In addition, the Asset Representations Reviewer will permit the Issuer’s, the Servicer’s or the Sponsor’s representatives to make copies and extracts of any of those documents and to discuss them with the Asset Representations Reviewer’s officers and employees. Each of the Issuer, the Servicer and the Sponsor will, and will cause its authorized representatives to, hold in confidence any proprietary confidential information of the Asset Representations Reviewer except if disclosure may be required by law or if the Issuer, the Servicer or the Sponsor reasonably determines that it is required to make the disclosure under this Agreement or the other Basic Documents. Except as described in Section 4.2(c), the Asset Representations Reviewer will maintain all relevant books, records, reports and other documents and materials for a period of at least two years after the termination of its obligations under this Agreement.

Section 4.8.         Delegation of Obligations. The Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any Person without the consent of the parties to this Agreement.

Section 4.9.         Confidential Information.

(a)            Treatment. The Asset Representations Reviewer agrees to hold and treat Confidential Information given to it under this Agreement in confidence and under the terms and conditions of this Section 4.9, and will implement and maintain safeguards to further assure the confidentiality of the Confidential Information. The Confidential Information will not, without the prior consent of the Issuer, the Sponsor and the Servicer, be disclosed or used by the Asset Representations Reviewer, or its officers, directors, employees, agents, representatives or affiliates, including legal counsel (collectively, the “Information Recipients”) other than for the purposes of performing Asset Reviews of Subject Receivables or performing its obligations under this Agreement. The Asset Representations Reviewer agrees that it will not, and will cause its Affiliates to not (i) purchase or sell securities issued by AHFC or its Affiliates or special purpose entities on the basis of Confidential Information or (ii) use the Confidential Information for the preparation of research reports, newsletters or other publications or similar communications.

(b)            Definition. “Confidential Information” means oral, written and electronic materials (irrespective of its source or form of communication) furnished before, on or after the date of this Agreement to the Asset Representations Reviewer for the purposes contemplated by this Agreement, including:

(i)          lists of Subject Receivables and any related Review Materials;

(ii)        origination and servicing guidelines, policies and procedures and form contracts; and

(iii)        notes, analyses, compilations, studies or other documents or records prepared by the Sponsor or the Servicer, which contain information supplied by or on behalf of the Sponsor or the Servicer or their representatives.

However, Confidential Information will not include information that (A) is or becomes generally available to the public other than as a result of disclosure by the Information Recipients, (B) was available to, or becomes available to, the Information Recipients on a non-confidential basis from a Person or entity other than the Issuer, the Sponsor or the Servicer before its disclosure to the Information Recipients who, to the knowledge of the Information Recipient is not bound by a confidentiality agreement with the Issuer, the Sponsor or the Servicer and is not prohibited from transmitting the information to the Information Recipients, (C) is independently developed by the Information Recipients without the use of the Confidential Information, as shown by the Information Recipients’ files and records or other evidence in the Information Recipients’ possession or (D) the Issuer, the Sponsor or the Servicer provides permission to the applicable Information Recipients to release.

(c)            Protection. The Asset Representations Reviewer will use reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of Confidential Information, including those measures that it takes to protect its own confidential information and not less than a reasonable standard of care. The Asset Representations Reviewer acknowledges that Personally Identifiable Information is also subject to the additional requirements in Section 4.9.

(d)            Disclosure. If the Asset Representations Reviewer is required by applicable law, regulation, rule or order issued by an administrative, governmental, regulatory or judicial authority to disclose part of the Confidential Information, it may disclose the Confidential Information. However, before a required disclosure, the Asset Representations Reviewer, if permitted by law, regulation, rule or order, will use its reasonable efforts to provide the Issuer, the Sponsor and the Servicer with notice of the requirement and will cooperate, at the Sponsor’s expense, in the Issuer’s and the Sponsor’s pursuit of a proper protective order or other relief for the disclosure of the Confidential Information. If the Issuer or the Sponsor is unable to obtain a protective order or other proper remedy by the date that the information is required to be disclosed, the Asset Representations Reviewer will disclose only that part of the Confidential Information that it is advised by its legal counsel it is legally required to disclose.

(e)            Responsibility for Information Recipients. The Asset Representations Reviewer will be responsible for a breach of this Section 4.9 by its Information Recipients.

(f)             Violation. The Asset Representations Reviewer agrees that a violation of this Agreement may cause irreparable injury to the Issuer, the Sponsor and the Servicer and the Issuer, the Sponsor and the Servicer may seek injunctive relief in addition to legal remedies. If an action is initiated by the Issuer or the Servicer to enforce this Section 4.9, the prevailing party will be reimbursed for its fees and expenses, including reasonable attorney’s fees, incurred for the enforcement.

Section 4.10.       Personally Identifiable Information.

(a)            Definitions. “Personally Identifiable Information” or “PII” means information in any format about an identifiable individual, including, name, address, phone number, e-mail address, account number(s), identification number(s), vehicle identification number(s) or “VIN(s)”, any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual. “Issuer PII” means PII furnished by the Issuer, the Servicer or their Affiliates to the Asset Representations Reviewer and PII developed or otherwise collected or acquired by the Asset Representations Reviewer in performing its obligations under this Agreement.

(b)            Use of Issuer PII. The Issuer does not grant the Asset Representations Reviewer any rights to Issuer PII. None of the Issuer, the Sponsor or the Servicer intend to share, provide or supply any Issuer PII to the Asset Representations Reviewer. However, if the Asset Representations Reviewer receives any Issuer PII, the Asset Representations Reviewer will promptly (i) notify the Servicer and (ii) delete and destroy such Issuer PII in accordance with Section 4.10(c). Notwithstanding the foregoing, the Asset Representations Reviewer must comply with all laws applicable to PII, Issuer PII and the Asset Representations Reviewer’s business, including any legally required codes of conduct, including those relating to privacy, security and data protection. The Asset Representations Reviewer will implement and maintain reasonable and appropriate practices, procedures and systems, including administrative, technical and physical safeguards designed to (i) protect the security, confidentiality and integrity of Issuer PII, (ii) ensure against anticipated threats or hazards to the security or integrity of Issuer PII, (iii) protect against unauthorized access to or use of Issuer PII and (iv) otherwise comply with its obligations under this Agreement. These safeguards include a written data security plan, employee training, information access controls, restricted disclosures, systems protections (e.g., intrusion protection, data storage protection and data transmission protection) and physical security measures.

(c)            Additional Limitations. In addition to the use and protection requirements described in Section 4.10(b), the Asset Representations Reviewer’s disclosure of Issuer PII is also subject to the following requirements:

(i)         The Asset Representations Reviewer will not disclose Issuer PII to its personnel or allow its personnel access to Issuer PII except (A) for the Asset Representations Reviewer personnel who require Issuer PII to perform an Asset Review, (B) with the prior consent of the Issuer or (C) as required by applicable law. When permitted, the disclosure of or access to Issuer PII will be limited to the specific information necessary for the individual to complete the assigned task. The Asset Representations Reviewer will inform personnel with access to Issuer PII of the confidentiality requirements in this Agreement and train its personnel with access to Issuer PII on the proper use and protection of Issuer PII.

(ii)        The Asset Representations Reviewer will not sell, disclose, provide or exchange Issuer PII with or to any third party without the prior consent of the Issuer.

(d)            Notice of Breach. The Asset Representations Reviewer will notify the Issuer promptly in the event of an actual or reasonably suspected security breach, unauthorized access, misappropriation or other compromise of the security, confidentiality or integrity of Issuer PII and, where applicable, immediately take action to prevent any further breach.

(e)            Return or Disposal of Issuer PII. Except where return or disposal is prohibited by applicable law, promptly on the earlier of the completion of the Asset Review or the request of the Issuer, all Issuer PII in any medium in the Asset Representations Reviewer’s possession or under its control will be (i) destroyed in a manner that prevents its recovery or restoration or (ii) if so directed by the Issuer, returned to the Issuer without the Asset Representations Reviewer retaining any actual or recoverable copies, in both cases, without charge to the Issuer. Where the Asset Representations Reviewer retains Issuer PII, the Asset Representations Reviewer will limit the Asset Representations Reviewer’s further use or disclosure of Issuer PII to that required by applicable law.

(f)             Compliance; Modification. The Asset Representations Reviewer will cooperate with and provide information to the Issuer regarding the Asset Representations Reviewer’s compliance with this Section 4.10. The Asset Representations Reviewer and the Issuer agree to modify this Section 4.10 as necessary from time to time for either party to comply with applicable law.

(g)            Affiliates and Third Parties. If the Asset Representations Reviewer processes the PII of the Issuer’s Affiliates or a third party when performing an Asset Review, and if such Affiliate or third party is identified to the Asset Representations Reviewer, such Affiliate or third party is an intended third-party beneficiary of this Section 4.10, and this Agreement is intended to benefit the Affiliate or third party. The Affiliate or third party will be entitled to enforce the PII related terms of this Section 4.10 against the Asset Representations Reviewer as if each were a signatory to this Agreement.

(h)            Audit of Asset Representations Reviewer. The Asset Representations Reviewer will permit the Issuer and its authorized representatives to audit the Asset Representations Reviewer’s compliance with this Agreement during the Asset Representations Reviewer’s normal business hours on reasonable advance notice to the Asset Representations Reviewer, and not more than once during any year unless circumstances necessitate additional audits. The Issuer agrees to make reasonable efforts to schedule any audit described in this Section 4.10 with the inspections described in Section 4.7. The Asset Representations Reviewer will also permit the Issuer and its authorized representatives during normal business hours on reasonable advance written notice to audit any service providers used by the Asset Representations Reviewer with the Sponsor’s prior written consent to fulfill the Asset Representations Reviewer’s obligations under this Agreement.

Article V
RESIGNATION AND REMOVAL;
SUCCESSOR ASSET REPRESENTATIONS REVIEWER

Section 5.1.         Eligibility Requirements for Asset Representations Reviewer. The Asset Representations Reviewer must be a Person who (a) is not Affiliated with the Sponsor, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee or any of their Affiliates and (b) was not, and is not Affiliated with a Person that was, engaged by the Sponsor or any Underwriter to perform any due diligence on the Receivables prior to the Closing Date.

Section 5.2.         Resignation and Removal of Asset Representations Reviewer.

(a)            No Resignation of Asset Representations Reviewer. The Asset Representations Reviewer will not resign as Asset Representations Reviewer unless (a) the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.1 or (b) upon determination that the performance of its duties under this Agreement is no longer permissible under applicable law. The Asset Representations Reviewer will notify the Issuer and the Servicer of its resignation as soon as practicable after it determines it is required to resign and stating the resignation date and including an Opinion of Counsel supporting its determination.

(b)            Removal of Asset Representations Reviewer. If any of the following events occur, the Sponsor, by notice to the Asset Representations Reviewer, may remove the Asset Representations Reviewer and terminate its rights and obligations under this Agreement:

(i)          the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.1;

(ii)         the Asset Representations Reviewer breaches of any of its representations, warranties, covenants or obligations in this Agreement; or

(iii)        an Insolvency Event of the Asset Representations Reviewer occurs.

(c)            Notice of Resignation or Removal. The Sponsor will notify the Issuer, the Owner Trustee and the Indenture Trustee of any resignation or removal of the Asset Representations Reviewer.

(d)            Continue to Perform After Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will be effective, and the Asset Representations Reviewer will continue to perform its obligations under this Agreement, until a successor Asset Representations Reviewer has accepted its engagement according to Section 5.3(b).

Section 5.3.         Successor Asset Representations Reviewer.

(a)            Engagement of Successor Asset Representations Reviewer. Following the resignation or removal of the Asset Representations Reviewer, the Sponsor will appoint a successor Asset Representations Reviewer who meets the eligibility requirements of Section 5.1.

(b)            Effectiveness of Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will be effective until the successor Asset Representations Reviewer has executed and delivered to the Issuer and the Servicer an agreement accepting its engagement and agreeing to perform the obligations of the Asset Representations Reviewer under this Agreement or entered into a new agreement with the Issuer on substantially the same terms as this Agreement.

(c)            Transition and Expenses. If the Asset Representations Reviewer resigns or is removed, the Asset Representations Reviewer will cooperate with the Issuer and take all actions reasonably requested to assist the Issuer in making an orderly transition of the Asset Representations Reviewer’s rights and obligations under this Agreement to the successor Asset Representations Reviewer. The Asset Representations Reviewer will pay the reasonable expenses (including the fees and expenses of counsel) of transitioning the Asset Representations Reviewer’s obligations under this Agreement and preparing the successor Asset Representations Reviewer to take on such obligations on receipt of an invoice with reasonable detail of the expenses from the Issuer or the successor Asset Representations Reviewer.

Section 5.4.         Merger, Consolidation or Succession. Any Person (a) into which the Asset Representations Reviewer is merged or consolidated, (b) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (c) succeeding to the business of the Asset Representations Reviewer, if that Person meets the eligibility requirements in Section 5.1, will be the successor to the Asset Representations Reviewer under this Agreement. Such Person will execute and deliver to the Issuer and the Servicer an agreement to assume the Asset Representations Reviewer’s obligations under this Agreement (unless the assumption happens by operation of law).

Article VI
OTHER AGREEMENTS

Section 6.1.         Independence of Asset Representations Reviewer. The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of the Issuer, the Owner Trustee or the Indenture Trustee for the manner in which it accomplishes the performance of its obligations under this Agreement. Unless authorized by the Issuer, the Owner Trustee, or the Indenture Trustee, respectively, the Asset Representations Reviewer will have no authority to act for or represent the Issuer, the Owner Trustee or the Indenture Trustee and will not be considered an agent of the Issuer, the Owner Trustee or the Indenture Trustee. None of the Issuer, the Owner Trustee or the Indenture Trustee will be responsible for monitoring the performance of the Asset Representations Reviewer or liable to any Person for the failure of the Asset Representations Reviewer to perform its obligations hereunder. Nothing in this Agreement will make the Asset Representations Reviewer and any of the Issuer, the Owner Trustee or the Indenture Trustee members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.

Section 6.2.         No Petition. Each of the parties, by entering into this Agreement, agrees that, before the date that is one year and one day (or, if longer, any applicable preference period) after payment in full of (a) all securities issued by the Depositor or by a trust for which the Depositor was a depositor (including, without limitation, the Issuer) or (b) the Notes, it will not start or pursue against, or join any other Person in starting or pursuing against (i) the Depositor or (ii) the Issuer, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar law. This Section 6.2 will survive the termination of this Agreement.

Section 6.3.         Limitation of Liability of Owner Trustee. This Agreement has been signed on behalf of the Issuer by The Bank of New York Mellon not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer. In no event will The Bank of New York Mellon in its individual capacity be liable for the Issuer’s obligations under this Agreement. For all purposes under this Agreement, the Owner Trustee will be subject to, and entitled to the benefits of, the Trust Agreement.

Section 6.4.         Termination of Agreement. This Agreement will terminate, except for the obligations under Section 4.5 or as otherwise stated in this Agreement, on the earlier of (a) the payment in full of all outstanding Notes and the satisfaction and discharge of the Indenture and (b) the date the Issuer is terminated under the Trust Agreement.

Article VII
MISCELLANEOUS PROVISIONS

Section 7.1.        Amendments.

(a)            This Agreement can be modified in a written document executed by the parties hereto without the consent of the Noteholders or any other Person; provided, that, except with respect to amendments (i) to clarify an ambiguity, correct an error or correct or supplement any term of this Agreement that may be defective or inconsistent with the other terms of this Agreement or to provide for, or facilitate the acceptance of this Agreement by, a successor Asset Representations Reviewer or (ii) to convert or supplement any provision in a manner consistent with the intent of this Agreement, either (a) such amendment shall not, as evidenced by an opinion of counsel or officer’s certificate, materially and adversely affect the interests of the holders of any outstanding Note or (b) the Rating Agency Condition is satisfied with respect to such amendment. With respect to any amendment for which clauses (a) or (b) of the immediately preceding sentence cannot be satisfied, this Agreement can be amended with the consent of the Noteholders of a majority of the Outstanding Principal Balance of the Notes of each adversely affected Series.

(b)            Notice of Amendments. The Servicer will notify the Rating Agencies in advance of any amendment. Promptly after the execution of an amendment, the Servicer will deliver a copy of the amendment to the Rating Agencies and the Indenture Trustee.

Section 7.2.         Assignment; Benefit of Agreement; Third Party Beneficiaries.

(a)            Assignment. Except as stated in Section 5.4, this Agreement may not be assigned by the Asset Representations Reviewer without the consent of the parties to this Agreement.

(b)            Benefit of Agreement; Third-Party Beneficiaries. This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns. The Owner Trustee and the Indenture Trustee, for the benefit of the Noteholders, will be third-party beneficiaries of this Agreement and entitled to enforce this Agreement against the Asset Representations Reviewer. No other Person will have any right or obligation under this Agreement.

Section 7.3.         Notices.

(a)            Delivery of Notices. All notices, requests, demands, consents, waivers or other communications to or from the parties must be in writing and will be considered given:

(i)          For overnight mail, on delivery or, for a letter mailed by registered first class mail, postage prepaid, three days after deposit in the mail;

(ii)         for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)        for an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)       for an electronic posting to a password-protected website to which the recipient has access, on delivery (without the requirement of confirmation of receipt) of an email to that recipient stating that the electronic posting has occurred.

(b)            Notice Addresses. Any notice, request, demand, consent, waiver or other communication will be delivered or addressed to: (i) (a) in the case of the Sponsor and the Servicer, to American Honda Finance Corporation, 1919 Torrance Blvd. 5th Floor, Torrance, CA 90501, Attention: Treasury Capital Markets, (b) in the case of the Issuer or the Owner Trustee, to Honda Auto Receivables 2024-1 Owner Trust, c/o The Bank of New York Mellon, 240 Greenwich Street, Floor 7 West, New York, NY 10286, Attention: Asset Backed Securities Unit – Honda Auto Receivables 2024-1, (c) in the case of the Indenture Trustee, to Citibank, N.A., 388 Greenwich Street, New York, New York 10013, Attention: Agency & Trust, HAROT 2024-1 and (d) in the case of the Asset Representations Reviewer via electronic mail to ARRNotices@clayton.com, and to Clayton Fixed Income Services LLC, 720 S. Colorado Blvd, Suite 200, Glendale, CO 80246, Attention: Legal Department or, (ii) as to each party, at such other address or email as shall be designated by such party in a written notice to each other party.

Section 7.4.        Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Each of the parties hereto hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto hereby further irrevocably waives any claim that any such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement in any of the aforesaid courts, that any such court lacks jurisdiction over such party. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this agreement.

Section 7.5.        No Waiver; Remedies. No party’s failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver. No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy. The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under law.

Section 7.6.        Severability. If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.

Section 7.7.        Headings. The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.

Section 7.8.        Counterparts; Electronic Transmission.

(a)            This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act.

(b)            The Indenture Trustee, the Owner Trustee, the Delaware Trustee and the Issuer are authorized to accept written instructions, directions, reports, notices or other communications signed manually, by way of faxed signatures, or delivered by Electronic Transmission. In the absence of bad faith or negligence on its part, each of the Indenture Trustee, the Owner Trustee, the Delaware Trustee and the Issuer may conclusively rely on the fact that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission and, in the absence of bad faith or negligence, shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Indenture Trustee, the Owner Trustee, the Delaware Trustee or the Issuer, including, without limitation, the risk of either the Indenture Trustee, the Owner Trustee, the Delaware Trustee or the Issuer acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

[Remainder of Page Left Blank]

EXECUTED BY:

HONDA AUTO RECEIVABLES 2024-1 OWNER TRUST, as Issuer

By:	The Bank of New York Mellon, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Leslie Morales
	Name:	Leslie Morales
	Title:	Vice President

AMERICAN HONDA FINANCE CORPORATION, as Sponsor and Servicer

By:	/s/ Paul C. Honda
	Name:	Paul C. Honda
	Title:	Vice President and Assistant Secretary

CLAYTON FIXED INCOME SERVICES LLC,
as Asset Representations Reviewer

By:	/s/ Anthony Neske
	Name:	Anthony Neske
	Title:	Senior Vice President

S-1	HAROT 2024-1 ARR Agreement

Schedule A

Representations and Warranties, Review Materials and Tests

Representations and Warranty	Review Materials and Tests

(i)     Characteristics of Receivables. Each Receivable

(a)    was originated by a Dealer located in the United States for the sale of the related Financed Vehicle, fully executed, evidenced by fully signed electronic or tangible records, or electronically authenticated by the Obligor thereto, purchased by AHFC from such Dealer under an existing agreement with AHFC, assigned by such Dealer to the RPA Seller and subsequently sold by the RPA Seller to the Purchaser pursuant to the Receivables Purchase Agreement,

(b)    has created or shall create a first priority security interest in favor of the RPA Seller in the related Financed Vehicle, which security interest has been assigned by the RPA Seller to the Purchaser and shall be assignable, and shall be so assigned, by the Purchaser to the Issuer,

(c)    contains provisions that permit the repossession and sale of the Financed Vehicle upon a default under the Receivable by the Obligor,

(d)    except as otherwise provided in this Agreement, provides, at the time of origination, for level Monthly Payments (provided that the first and last payments in the life of the Receivable may be different from but in no event more than two times the level payment) that fully amortize the Amount Financed over its original term,

(e)    allows for prepayment,

(f)     is not listed on the Servicer’s records as a federal, state or local governmental entity and

(g)    is a retail installment sales contract or, if applicable, evidenced by a retail installment sales contract.

Review Materials:

(a)    Title documents

(b)    Installment sales contract

(c)     Receivable Files

(d)    Servicer’s Records/Data file

Tests:

(a)     Origination

i.      Review the contract and confirm that the Dealer address is a United States address.

ii.     Review the contract and confirm that it was signed by the Obligor.

iii.    Review the contract and confirm that AHFC (or an acceptable variation of the name) is listed as an assignee within the assignment section.

iv.    Review the contract and confirm the Vehicle Identification Number (VIN) on the contract matches the VIN on the Certificate of Title or Application for Title.

v.     Confirm the Dealer signed the assignment section of the contract.

(b)    Security Interest Enforcement

i.     Review the Receivable File and confirm that the security interest has not been subordinated and the Receivable maintains an enforceable security interest in favor of AHFC for the Financed Vehicle.

(c)     Repossession

i.      Review the contract and confirm that it contains language permitting the repossession and sale of the Financed Vehicle upon default by the Obligor.

(d)    Fully Amortizing Payment Schedule

i.      Review the contract and confirm that all payments are equivalent with the possible exception of the first and last payments, which may be two times the level payment.

ii.     Review the Truth-in-Lending section of the contract and calculate the product of the Amount of Payments with the Number of Payments and confirm that this amount is equal to the Total of Payments.

(e)     Prepayments

i.      Review the contract and confirm that the terms conform to the representation.

(f)      No governmental obligors

i.      Review the contract and confirm that the Obligor does not appear to be a governmental entity and that the Servicer’s records do not otherwise indicate that the Obligor is a governmental entity.

(g)    Retail installment sale contract

i.      Review the contract and confirm that the contract terms conform to the representation.

(h)    If (a) through (g) are confirmed, then Test Pass.

(ii) Compliance with Law. At the time it was originated, the Receivable complied in all material respects with all requirements of law in effect at the time and applicable to such Receivable.

Review Materials:

(a)     Installment sales contract

(b)    AHFC’s list of approved contract forms.

Tests:

(a)     Review the contract form number and revision date and confirm that they are both on AHFC’s list of approved contract forms.

(b)    If (a) is confirmed, then Test Pass.

(iii) Binding Obligation. Each Receivable, or, if applicable, each record evidencing a Receivable, is on a form contract that includes the legal and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other laws affecting the enforcement of creditors’ rights and by general principles of equity, consumer protection laws and the Servicemembers Civil Relief Act.

Review Materials:

(a)     Installment sales contract

(b)    AHFC’s list of approved contract forms.

Tests:

(a)    Review the contract form number and revision date and confirm that they are both on AHFC’s list of approved contract forms.

(b)    Confirm the Obligor signed the contract.

(c)     If (a) and (b) are confirmed, then Test Pass.

(iv) Receivables in Force. According to the Servicer’s Receivables system, the Receivable shall not have been satisfied, subordinated or rescinded, nor shall the Financed Vehicle have been released in whole or in part from the lien granted by the related Receivable on the Cutoff Date.

Review Materials:

(a)     Receivable Files

(b)    Title documents

(c)     Servicer’s Records/Data file

Tests:

(a)    Confirm that there is no indication in the Servicer’s Records or Receivable Files that the Receivable was subordinated or rescinded.

(b)   Confirm that there is no indication in the Servicer’s Records or Receivable Files that the Receivable was satisfied prior to the Cut-off Date.

(c)   Confirm that there is no indication in the Servicer’s Records or Receivable Files that the Financed Vehicle has been released from the lien in whole or in part.

(d)    If (a) through (c) are confirmed, then Test Pass.

(v) No Defenses. To the RPA Seller’s knowledge, no right of rescission, setoff, counterclaim or defense has been asserted or threatened in writing by any Obligor against the Receivable.

Review Materials:

(a)     Receivable Files

(b)    Receivable system

Tests:

(a)    Review the Receivable Files and confirm that there is no indication the Receivable is subject to rescission, setoff, counterclaim or defense that would cause the Receivable to become invalid, or, if so, confirm such indications were not present as of the Cut-off Date.

(b)    If (a) is confirmed, then Test Pass.

(vi) No Defaults. Except for payment delinquencies that, as of the Cutoff Date, were not more than thirty (30) days, according to the accounting records of the RPA Seller, no payment default existed under the terms of any Receivable as of the Cutoff Date.

Review Materials:

(a)     Servicer’s Records/Data file

Tests:

(a)    Confirm that there is no indication of a payment default, other than payment delinquencies of not more than thirty (30) days, or if so, confirm such defaults were not present as of the Cut-off Date.

(b)    If (a) is confirmed, then Test Pass.

(vii) Insurance. Each Obligor of a Receivable has been required to obtain physical damage insurance covering the related Financed Vehicle and is required under the terms of the related Receivable to maintain such insurance.

Review Materials:

(a)     Installment sale contract

Tests:

(a)   Confirm that the contract contains language that requires the Obligor to obtain and maintain insurance against physical damage to the Financed Vehicle.

(b)    If (a) is confirmed, then Test Pass.

(viii) Lawful Assignment. The terms of the Receivable do not limit the right of the owner of the Receivable to sell the Receivable.

Review Materials:

(a)     Installment sale contract

Tests:

(a)   Review the contract and confirm that there is no language present that limits the rights of the owner of the Receivable to sell the Receivable.

(b)   If (a) is confirmed, then Test Pass.

(ix) Chattel Paper. The Receivable is either “tangible chattel paper”, “electronic chattel paper” or “chattel paper” within the meaning of the applicable UCC and (A) if the Receivable is tangible chattel paper, there is only one executed or otherwise authenticated original of such Receivable, (B) if the Receivable is electronic chattel paper, there is only one authoritative copy of the record or records (as defined in the UCC) comprising such Receivable or (C) if the Receivable is chattel paper, there is only one authoritative copy of the record or records (as defined in the UCC) evidencing such Receivable. If the Receivable constitutes electronic chattel paper or chattel paper, AHFC has “control” of such electronic chattel paper within the meaning of Section 9-105 or has perfected its security interest in such chattel paper in accordance with Section 9-314A, respectively, of the applicable UCC.

Review Materials:

(a)     Installment sale contract

(b)    AHFC’s list of approved contract forms

(c)     Title documents

Tests:

(a)    Review the contract form number and revision date and confirm that it is on AHFC’s list of approved contract forms.

(b)   Confirm there is a signature under the each of the Obligor’s and seller’s name within the contract.

(c)    Confirm there is no indication the contract was voided or is otherwise not the original authenticated copy.

(d)   If (a) through (c) are confirmed, then Test Pass.

(x) Security Interest. The RPA Seller has, or the Servicer has, started procedures that will result in the RPA Seller having a perfected, first priority security interest in the Financed Vehicle within then (10) days of the Closing Date, which security interest was validly created and is assignable by the RPA Seller to the Purchaser.

Review Materials:

(a)     Installment sales contract

(b)    Title documents

Tests:

(a)    Confirm the Title documents report AHFC (or an acceptable variation of the name) as the first lien holder.

(b)   Confirm that the Obligor name on the contract matches the name on the title documents.

(c)    Confirm that the Vehicle Identification Number (VIN) on the contract matches the vehicle identification number as reported on the title documents.

(d)   If (a) through (c) are confirmed, then Test Pass.

(xi)       Individual Characteristics. Each Receivable has the following individual characteristics as of the Cutoff Date:

(a)   is not listed on the Servicer’s records as the subject of a pending bankruptcy proceeding;

(b)   had an original maturity of not greater than 72 payments;

(c)    provides for the payment of a finance charge or shall yield interest calculated on the basis of a Contract Rate of at least 0.50%;

(d)   has a Scheduled Payment that is not more than thirty (30) days past due;

(e)   the Financed Vehicle to which the Receivable relates is a new or used Honda or Acura automobile or light-duty truck; and

(f)    the Obligor under each Receivable had a billing address in the United States or its territories or possessions, according to the records of the Servicer.

Review Materials:

(a)     Installment sales contract

(b)    Servicer’s Records/Data file

(c)     Receivable Files

Tests:

(a)     Bankruptcy

i.      Review the Servicer’s records and confirm that the Obligor was not the subject of a bankruptcy proceeding as of the Cutoff Date.

(b)    Original Maturity

i.       Confirm that the number of payments as stated within the contract does not exceed 72 payments.

(c)     Contract Rate

i.       Confirm that the Contract Rate stated within the contract is greater than or equal to 0.50% as of the Cutoff Date.

(d)    Past Due

i.       Review the Servicer’s records and confirm that the Receivable was not more than thirty (30) days past due as of the Cutoff Date.

(e)     New or Used Honda or Acura

i.      Confirm the Financed Vehicle is a new or used automobile or light-duty truck as stated within the New/Used section of the contract.

(f)      Billing Address

i.      Confirm the Receivable Files indicate that the Obligor’s address is located within the United States or its territories or possessions as of the Cutoff Date.

(g)    If (a) through (f) are confirmed, then Test Pass.